UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (date of earliest event reported): December 11, 2009

                               Balchem Corporation
             (Exact name of registrant as specified in its charter)

Maryland                               1-13648                  13-257-8432
(State or other jurisdiction of      (Commission               (IRS Employer
incorporation)                       File Number)            Identification No.)

                       P.O. Box 600, New Hampton, NY 10958
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (845) 326-5600

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01: Regulation FD.

On December 11, 2009, the Company issued a press release announcing that its Board of Directors has voted to approve a 3-for-2 stock split, to be effected in the form of a stock dividend, and also a cash dividend of $0.11 per share. For purposes of the cash dividend, the number of outstanding shares of Common Stock to which it will apply will give effect to the stock dividend. Both dividends will be payable on January 20, 2010 to stockholders of record as of December 30, 2009. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1   Press Release of Balchem Corporation, dated December 11, 2009.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BALCHEM CORPORATION


                                            By:/s/ Dino A. Rossi
                                            ------------------------------------
                                            Dino A. Rossi, President &
                                            Chief Executive Officer

Dated: December 11, 2009

                                  Exhibit Index


Exhibit Number     Description
--------------     -----------


99.1               Press Release of Balchem Corporation dated December 11, 2009.